Exhibit 99.1

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Urban Hydroponics Inc. (OTCQB: URHY)

We are investing and acquiring companies and technologies that allow people to enjoy the benefits of gardening regardless of weather constraints. Our current target acquisitions are already revenue producers.

Target Acquisitions

Urban Hydroponics, Inc. has signed a binding letter of intent to merge with Urban Cultivator, Inc. and BC Northern Lights Enterprises, Ltd. Although the closing of this merger is expected to take place prior to December 31, 2015, there can be no assurances that the merger will close by that date or at all.

Urban Cultivator and BC Northern Lights collectively employ 32 people. Their combined annual revenues for 2014 were $2,863,896 and revenue for the first 9 months of 2015 are $3,441,597.

Urban Cultivator, an innovator in the indoor gardening industry, purveyor of sustainability and a promoter of the local food movement, is now selling its indoor growing appliances in 29 countries.

www.urbancultivator.net

BC Northern Lights, sister company to Urban Cultivator, specializes in the manufacturing and sale of high-end hydroponic grow boxes and equipment to the medical plant market in Canada and abroad.

www.bcnorthernlights.com

TARGET ACQUISITIONS > URBAN CULTIVATOR

Eat Better Food

Urban Cultivator sells indoor gardens producing fresh, healthy, and flavorful food accessible to anyone – in a sustainable way. Urban Cultivator products are sold in over 28 countries worldwide:

International Distributors (average order: $150,000)

North American Dealer Network (115 dealers and growing)

Urban Cultivator Products

Urban Cultivator Residential

The Urban Cultivator Residential is a state of the art indoor gardening appliance that’s designed to grow fresh and vibrant microgreens, vegetables, herbs, and flowers in home kitchens, 365 days a year.

Its compact size—roughly equal to a small dishwasher—seamlessly fits into any kitchen, and is plumbed to water and electrical in the same way.

The fully automated features make “gardening” mess- and stress-free. Offering families healthy alternatives and convenience, it’s the future of kitchen appliances.

MSRP: $2,499

Urban Cultivator Commercial

The Urban Cultivator Commercial grows flats of fresh greens that restaurants would normally purchase from a supplier for 10x the cost.

MSRP: $8,799

Urban Cultivator Living Produce Aisle

The Living Produce Aisle (LPA) brings access to Urban Cultivator appliances to everyone. Our new retail concept offers 3 ways for consumers to access fresh and healthy microgreens.

The Living Produce Aisle is a concept that are licensing to distributors. To date we have sold one international LPA location, and are negotiating with our partners to build 4 additional stores across Europe and Central America.

The Licensing opportunity breaks down like this:

Initial equipment costs: $155,000 (20 Commercial and 2 Residential units)

Licensing Fee: $25,000

Training Fee: $10,000

Leasehold improvements and juice bar: $60,000

Total Capital costs of starting an LPA location: $250,000

Consumable Products

Urban Cultivator sells a full line of organic, non-GMO seeds and plant food for growing indoors.

Urban Cultivator Seed Sheets

Urban Cultivator has also developed proprietary seed sheets with seeds already attached. These seed sheets are unique to not only the company, but they do not exist anywhere else. Built specifically for the size and function of the Urban Cultivator’s growing appliances, their proprietary seed sheets make the growing process even easier for customers.

TARGET ACQUISITIONS > BC NORTHERN LIGHTS

High Yield Design

BC Northern Lights creates award-winning, best-in-class indoor hydroponics grow boxes. Available in three different sizes each serving different purposes, it’s perfect for any grower looking to grow large, medicinal plants indoors.

Direct to consumer sales using internal sales team

(6 members)

Leads generated online & through industry publications

BCNL Growboxes

The BloomBox

The All-In-One Growing Appliance

The BloomBox is world renowned as the premium dual chamber, all-in-one indoor hydroponics grow box. The BloomBox has won multiple S.T.A.S.H Awards from High Times Magazine. From seed or clones, this unit can churn out nine flowering medicinal plants to harvest every six to eight weeks.

The Producer

Specializing in Large Yields

Made from premium medical-grade, powder-coated aluminum, this growing appliance can flower up to 18 medicinal plants for amazing yields. Its self contained watering, air circulation and CO2 distribution takes the guesswork out of growing indoors.

The RoomMate

A Stealth Version of the Producer

This smaller version of our award winning Producer can fit into almost any space and provide you with an odour free and stealthy growing space that will last for years and years.

INVESTOR RELATIONS > Ir Home

Urban Hydroponics, Inc. is a Nevada incorporated, publicly traded shell company that has signed a binding agreement to merge with two privately held entities: Urban Cultivator, Inc. and BC Northern Lights Enterprises, Ltd. Urban Cultivator, Inc. and BC Northern Lights are Vancouver, British Columbia-based companies that sell indoor growing equipment—the former for residential and commercial kitchens, and the latter for the medical marijuana community—as well as accessories and nutrients optimized for growing.

Together, the companies’ targeted markets create an opportunity of approximately $24.3 billion.*

THE IDEA AND VISION OF URBAN CULTIVATOR AND BC NORTHERN LIGHTS

Our vision is simple: to give everyone the freedom to grow any plant indoors while reducing our collective carbon footprint. We are committed to engaging in sustainable practices and anticipating the needs of our customers with continued product innovations and investment in our team of employees. We will maximize return to the stockholders while still maintaining quality in our products and a superior customer experience.

*Source: http://manifestmind.com/hydroponics/

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements, including, without limitation, in the sections captioned “markets, financials” and elsewhere. Any and all statements contained in this presentation that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this presentation may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to expansions or acquisitions, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the SEC, and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above. The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time associated with regulatory development and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of organics, pharmaceuticals and the healthcare industry, lack of product diversification, volatility in the price of our raw materials, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies. A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this presentation appears in the section captioned “Risk Factors” and elsewhere in the regulatory reports. Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this presentation to reflect any new information or future events or circumstances or otherwise. Readers should read this presentation in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto, and other documents which we may file from time to time with the Securities and Exchange Commission (the “SEC”).

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URHY

URBAN HYDROPONICS INC

0.8900-0.1100(-11.00%)

[Stock chart]

NEWS

News

Urban Hydroponics, Inc. Announces Financial Results for the Nine Month Period Ended July 31, 2015 for Urban Cultivator, Inc. and BC Northern Lights Enterprises, Ltd., Companies With Which it Expects to Merge

Source: NewsPublished on 2015-11-17

URBAN HYDROPONICS, INC. Files SEC form 8-K, Regulation FD Disclosure, Financial Statements and Exhibits

Source: NewsPublished on 2015-11-17

URBAN HYDROPONICS, INC. Files SEC form 10-Q, Quarterly Report

Source: NewsPublished on 2015-11-16

URBAN HYDROPONICS, INC. Files SEC form 8-K, Regulation FD Disclosure, Financial Statements and Exhibits

Source: NewsPublished on 2015-11-06

Urban Hydroponics, Inc. and Its Acquisition Target Urban Cultivator, Inc. Announce New Central American Distributor

Source: NewsPublished on 2015-11-05

Urban Hydroponics, Inc. Announces the 2012, 2013, and 2014 Audited Financials for BC Northern Lights Enterprises, Ltd. and Urban Cultivator, Inc., Companies With Which it Expects to Merge

Source: NewsPublished on 2015-10-20

URBAN HYDROPONICS, INC. Files SEC form 10-K, Annual Report

Source: NewsPublished on 2015-10-13

Urban Hydroponics, Inc. Signs Agreement With Professional Relations Firm Acorn Management Partners LLC

Source: NewsPublished on 2015-08-05

URBAN HYDROPONICS, INC. Financials

Source: NewsPublished on 2015-05-29

URBAN HYDROPONICS, INC. Files SEC form 10-Q, Quarterly Report

Source: NewsPublished on 2015-05-20

URBAN HYDROPONICS, INC. Files SEC form 8-K, Regulation FD Disclosure, Financial Statements and Exhibits

Source: NewsPublished on 2015-03-10

URBAN HYDROPONICS, INC. Files SEC form 10-Q, Quarterly Report

Filings

8-K – Current report

Source: SEC FilingsPublished on 2015-11-17

10-Q – Quarterly report [Sections 13 or 15(d)]

Source: SEC FilingsPublished on 2015-11-16

8-K – Current report

Source: SEC FilingsPublished on 2015-11-06

10-K – Annual report [Section 13 and 15(d), not S-K Item 405]

Source: SEC FilingsPublished on 2015-10-13

NTN 10K – Notices of Late Filings of Form 10-K or 10-KSB

Source: SEC FilingsPublished on 2015-09-30

10-Q – Quarterly report [Sections 13 or 15(d)]

Source: SEC FilingsPublished on 2015-05-20

NT 10-Q – Notification of inability to timely file Form 10-Q or 10-QSB

Source: SEC FilingsPublished on 2015-05-15

8-K – Current report

Source: SEC FilingsPublished on 2015-03-10

10-Q – Quarterly report [Sections 13 or 15(d)]

Source: SEC FilingsPublished on 2015-02-23

NT 10-Q – Notification of inability to timely file Form 10-Q or 10-QSB

Source: SEC FilingsPublished on 2015-02-17

INVESTOR RELATIONS > NEWS

Urban Hydroponics, Inc. Announces Financial Results for the Nine Month Period Ended July 31, 2015 for Urban Cultivator, Inc. and BC Northern Lights Enterprises, Ltd., Companies With Which it Expects to Merge

Source: NewsPublished on 2015-11-17

URBAN HYDROPONICS, INC. Files SEC form 8-K, Regulation FD Disclosure, Financial Statements and Exhibits

Source: NewsPublished on 2015-11-17

URBAN HYDROPONICS, INC. Files SEC form 10-Q, Quarterly Report

Source: NewsPublished on 2015-11-16

URBAN HYDROPONICS, INC. Files SEC form 8-K, Regulation FD Disclosure, Financial Statements and Exhibits

Source: NewsPublished on 2015-11-06

Urban Hydroponics, Inc. and Its Acquisition Target Urban Cultivator, Inc. Announce New Central American Distributor

Source: NewsPublished on 2015-11-05

Urban Hydroponics, Inc. Announces the 2012, 2013, and 2014 Audited Financials for BC Northern Lights Enterprises, Ltd. and Urban Cultivator, Inc., Companies With Which it Expects to Merge

Source: NewsPublished on 2015-10-20

URBAN HYDROPONICS, INC. Files SEC form 10-K, Annual Report

Source: NewsPublished on 2015-10-13

Urban Hydroponics, Inc. Signs Agreement With Professional Relations Firm Acorn Management Partners LLC

Source: NewsPublished on 2015-08-05

URBAN HYDROPONICS, INC. Financials

Source: NewsPublished on 2015-05-29

URBAN HYDROPONICS, INC. Files SEC form 10-Q, Quarterly Report

Source: NewsPublished on 2015-05-20

URBAN HYDROPONICS, INC. Files SEC form 8-K, Regulation FD Disclosure, Financial Statements and Exhibits

Source: NewsPublished on 2015-03-10

URBAN HYDROPONICS, INC. Files SEC form 10-Q, Quarterly Report

Source: NewsPublished on 2015-02-23

URBAN HYDROPONICS, INC. Files SEC form 8-K, Regulation FD Disclosure

Source: NewsPublished on 2015-01-16

URBAN HYDROPONICS, INC. Files SEC form 10-Q, Quarterly Report

Source: NewsPublished on 2014-11-19

URBAN HYDROPONICS, INC. Files SEC form 8-K, Regulation FD Disclosure

Source: NewsPublished on 2014-11-07

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INVESTOR RELATIONS > CHART

Urban Hydroponics (URHY) Stock Chart

URHY

URBAN HYDROPONICS INC

0.8900-0.1100(-11.00%)

[Chart]

INVESTOR RELATIONS > SEC Filings

8-K – Current report

Source: SEC FilingsPublished on 2015-11-17

10-Q – Quarterly report [Sections 13 or 15(d)]

Source: SEC FilingsPublished on 2015-11-16

8-K – Current report

Source: SEC FilingsPublished on 2015-11-06

10-K – Annual report [Section 13 and 15(d), not S-K Item 405]

Source: SEC FilingsPublished on 2015-10-13

NTN 10K – Notices of Late Filings of Form 10-K or 10-KSB

Source: SEC FilingsPublished on 2015-09-30

10-Q – Quarterly report [Sections 13 or 15(d)]

Source: SEC FilingsPublished on 2015-05-20

NT 10-Q – Notification of inability to timely file Form 10-Q or 10-QSB

Source: SEC FilingsPublished on 2015-05-15

8-K – Current report

Source: SEC FilingsPublished on 2015-03-10

10-Q – Quarterly report [Sections 13 or 15(d)]

Source: SEC FilingsPublished on 2015-02-23

NT 10-Q – Notification of inability to timely file Form 10-Q or 10-QSB

Source: SEC FilingsPublished on 2015-02-17

Download Filings:

8-K – Current report (2015-11-17)

10-Q – Quarterly report [Sections 13 or 15(d)] (2015-11-16)

8-K – Current report (2015-11-06)

10-K – Annual report [Section 13 and 15(d), not S-K Item 405] (2015-10-13)

NTN 10K – Notices of Late Filings of Form 10-K or 10-KSB (2015-09-30)

10-Q – Quarterly report [Sections 13 or 15(d)] (2015-05-20)

NT 10-Q – Notification of inability to timely file Form 10-Q or 10-QSB (2015-05-15)

8-K – Current report (2015-03-10)

10-Q – Quarterly report [Sections 13 or 15(d)] (2015-02-23)

NT 10-Q – Notification of inability to timely file Form 10-Q or 10-QSB (2015-02-17)

BLOG

Certain of these press releases have been published by Urban Cultivator, Inc., a British Columbia company which has agreed to merge with Urban Hydroponics, Inc. Although we expect the merger to close by December 31, 2015, there can be no assurances that the merger will close by that date or at all.

Urban Cultivator Wins the Highly Acclaimed “Chatelaine Institute Approved” Product Award

The top Canadian women’s lifestyle magazine, Chatelaine, has recognized Urban Cultivator as a Chatelaine Institute Approved product. (VANCOUVER, BC) March 25, 2015 — Chatelaine, the most popular Canadian women’s lifestyle magazine, also the number one Canadian...

Urban Cultivator Celebrates the Launch of its Living Produce Aisle

Urban Cultivator’s first Living Produce Aisle is a company owned concept store that grows fresh live greens and herbs. The concept store will be used as a model for a worldwide franchise rollout. (VANCOUVER, BC) March 20, 2015 — Urban Cultivator, the makers of the...

Urban Hydroponics Inc. Signs Definitive Agreement to Merge with Canadian Hydroponics Companies

Merger to Better Serve the Movement to Consume Locally Grown Greens. Miami Beach, Florida, October 31, 2014 – Urban Hydroponics, Inc. (OTCQB:URHY), a Nevada corporation (“Urban Hydroponics” or, the “Company”) today announced it has signed a Binding Letter of Intent...

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CONTACT

Get In Touch

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Frank Terzo

Chairman and CEO

fterzo@urbanhydroponics.com

(561) 543-8882

PRIVACY POLICY

What information do we collect? We collect information from you when you register on our site, subscribe to our newsletter or fill out a form.

When ordering or registering on our site, as appropriate, you may be asked to enter your: e-mail address. You may, however, visit our site anonymously.

What do we use your information for?

Any of the information we collect from you may be used in one of the following ways:

To personalize your experience

(your information helps us to better respond to your individual needs)

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Your information, whether public or private, will not be sold, exchanged, transferred, or given to any other company for any reason whatsoever, without your consent, other than for the express purpose of delivering the purchased product or service requested.

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The email address you provide for order processing, may be used to send you information and updates pertaining to your order, in addition to receiving occasional company news, updates, related product or service information, etc.

Note: If at any time you would like to unsubscribe from receiving future emails, we include detailed unsubscribe instructions at the bottom of each email.

How do we protect your information?

All supplied sensitive/credit information is transmitted then encrypted into our Database to be only accessed by those authorized with special access rights to our systems, and are required to keep the information confidential.

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Yes (Cookies are small files that a site or its service provider transfers to your computers hard drive through your Web browser (if you allow) that enables the sites or service providers systems to recognize your browser and capture and remember certain information

We use cookies to understand and save your preferences for future visits, keep track of advertisements and compile aggregate data about site traffic and site interaction so that we can offer better site experiences and tools in the future.

Do we disclose any information to outside parties?

We do not sell, trade, or otherwise transfer to outside parties your personally identifiable information. This does not include trusted third parties who assist us in operating our website, conducting our business, or servicing you, so long as those parties agree to keep this information confidential. We may also release your information when we believe release is appropriate to comply with the law, enforce our site policies, or protect ours or others rights, property, or safety. However, non-personally identifiable visitor information may be provided to other parties for marketing, advertising, or other uses.

Third party links

Occasionally, at our discretion, we may include or offer third party products or services on our website. These third party sites have separate and independent privacy policies. We therefore have no responsibility or liability for the content and activities of these linked sites. Nonetheless, we seek to protect the integrity of our site and welcome any feedback about these sites.

California Online Privacy Protection Act Compliance

Because we value your privacy we have taken the necessary precautions to be in compliance with the California Online Privacy Protection Act. We therefore will not distribute your personal information to outside parties without your consent.

Children’s Online Privacy Protection Act Compliance

We are in compliance with the requirements of COPPA (Children’s Online Privacy Protection Act), we do not collect any information from anyone under 13 years of age. Our website, products and services are all directed to people who are at least 13 years old or older.

Online Privacy Policy Only

This online privacy policy applies only to information collected through our website and not to information collected offline.

Your Consent

By using our site, you consent to our online privacy policy.

Changes to our Privacy Policy

If we decide to change our privacy policy, we will post those changes on this page, and/or update the Privacy Policy modification date below.

This policy was last modified on September 10th 2009

Contacting Us

If there are any questions regarding this privacy policy you may contact us using the information below.

fterzo@urbanhydroponics.com

224 Datura Street suite 505.

West Palm Beach FL

33401, USA

TERMS OF CONDITIONS

Terms and Conditions of Use

Please read the following terms and conditions carefully before using the Urban Hydroponics, Inc. (“URHY”) website. By accessing or using this site, you agree to the following terms and conditions. You should review these terms and conditions regularly as they may change at any time at our sole discretion. If you do not agree to any term or condition, you should not access or otherwise use this site. Whenever we use the term “content,” we are referring to any materials, documents, images, graphics, logos, design, audio, video and any other information provided from or on the URHY website.

Our Website Content is for Your Convenience and Information Only

Our website is provided to you without charge as a convenience and for your information only. By merely providing access to our website content, we do not warrant or represent, and you should not assume, that the content on our website includes all material information pertaining to URHY or that such content represents the most current and up-to-date material information that is publicly available with respect to URHY. Information posted was current at the time of posting, but may be superseded by subsequent disclosures. Whenever we use the term “material information,” we mean information relating to the business, operations or securities of URHY that would reasonably be expected to significantly affect the value of URHY or the common shares of URHY.

We may disclose material information relating to URHY by way of press release or in statutory public filings prior to posting such information on our website. Information on this website, including material information, may have been modified, superseded, replaced or supplemented by more current information disclosed in such press releases or in such statutory public filings with the United States Securities and Exchange Commission (the “SEC”). These and other materials are available from the SEC website at www.sec.gov.

We do not warrant or represent, and you should not assume, that:

we have a duty to update any content except to the extent required by applicable law;

the content is free from technical inaccuracies or typographical errors;

the content is free from changes caused by third party; and

your access to our website will be free from interruptions, errors, computer viruses or other harmful components.

We do not assume any liability for these matters and, if you use our website, you do so at your own risk. Under no circumstances, including, but not limited to, negligence, will we be liable for any direct or indirect, special, incidental or consequential damages. This includes loss of data or profit arising out of the use or the inability to use the content of this website, even if one of our representatives has been advised of the possibility of your damages. If your use of our website results in your need to service, repair or correct equipment or data, you assume the costs to the extent the law allows. Some jurisdictions do not allow the exclusion or limitation of liability for consequential or incidental damages. In such jurisdictions, our liability is limited to the greatest extent permitted by law.

We Have No Control Over or Responsibility For Third Party Content

We may provide hyperlinks or pointers to other websites maintained by third parties. Any links to third party websites are provided for your convenience and information only. The content in any linked website is not under our control so we are not responsible for the content, including any further links in a third party site. If you decide to access any of the third party sites linked to our website, you do this entirely at your own risk. It is up to you to take precautions to ensure that the third party you link to for your use is free of computer viruses, worms, trojan horses and other items of a destructive nature. We reserve the right to terminate a link to a third party website at any time. The fact that we provide a link to a third party website does not mean that we endorse, authorize or sponsor that website. It also does not mean that we are affiliated with the third party website’s owners or sponsors. If a third party links to our website, it is not necessarily an indication of an endorsement, authorization, sponsorship, affiliation, joint venture or partnership by or with us. In most cases, we are not aware that a third party has linked to our website.

We Are Not Offering Securities or Providing Investment Advice

Nothing in this site constitutes investment advice, including our public filings with the SEC. We provide investor relations materials for your convenience and information only. In addition, investor relations materials and our other website content are not offers to sell or solicitations of an offer to buy any security.

There are no guarantees about the future performance of the stock market or our stock. Before you invest in any security, you can protect yourself by being an educated investor. If you are interested in our stock, we recommend that, at a minimum, you read our latest public filings with the SEC including our Form 10-K annual report, Form 10-Q quarterly reports and Form 8-K current reports. These and other materials are accessible through this website. They are also available from the SEC’s website at www.sec.gov.

Do Not Rely on Stock Price Information

We do not generate the information regarding URHY stock prices for our website. We believe the stock price information that may appear on the Investor Relations page is accurate, but we cannot guarantee or warrant the accuracy, completeness, or timeliness of the information. You should not rely on the stock price information for investment purposes. We are not liable for any loss or damages, whether direct, indirect, incidental, special, consequential, or exemplary, that arise from reliance on stock price information on the Investor Information page.

Do Not Rely on Forward-Looking Information

Certain statements on our website may be forward-looking within the meaning of the U.S. securities laws. Such forward-looking statements may include, without limitation, statements regarding (i) the business strategy, plans and goals of the Company, (ii) the plans and objectives of management for future operations, including plans or objectives relating to the merger with Urban Cultivator Inc., BC Northern Lights Enterprises Ltd., and W3 Metal Inc., (iii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iv) the Company’s future financial performance and (v) the assumptions underlying or relating to any statement described in points (i), (ii), (iii) or (iv) above, and any other statements that are not historical facts. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends” “anticipates” or “does not anticipate”, “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved”. Forward-looking statements are based on our current expectations and assumptions. Although URHY management believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, our ability to successfully integrate company acquisitions and retain and build management teams, our ability to raise additional capital when needed and on acceptable terms and conditions, the intensity of competition, the Company’s failure to implement its business plans or strategies, stock volatility and illiquidity, and general economic conditions as well as those factors discussed in URHY’s filings with the SEC. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise except as may be required under applicable securities laws.

Trade Marks and Copyright

Certain names, graphics, logos, icons, designs, words, titles or phrases on this website may constitute trade names or trademarks of URHY. The display of any trade mark on this website does not imply that a license of any kind to use the trade mark has been granted. All information found on this website is protected under the copyright laws of the United States and other countries. Unless otherwise specified, your use of this website does not give you permission to copy, redistribute, reproduce or republish, in any form, any information found in the pages of this website. Any user who, without prior written authorization from URHY, re-transmits, copies or modifies any trademarks may violate federal or common law trade mark and/or copywriter law, and may be subject to legal action.